LIBERTY LIFE ASSURANCE COMPANY OF BOSTON     [contract#####]
         APPLICATION FOR MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE
                            AND CONTRACT INFORMATION
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
1. Plan:   |_| Single Life                                      2.
           |_| Single Life w/Last Survivor Benefit Agreement           Initial Payment          $______________

Additional Agreements
________________________________________                               Initial Death Benefit    $______________

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3.                      INSURED A                               4.                    INSURED B

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  First            MI                   Last                       First           MI                       Last

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  Street                                                           Street

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  City            State                 Zip                        City            State                    Zip

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  Telephone Number   (home)         (work)                         Telephone Number     (home)            (work)
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3A.                                                                4A.
Birth Date    ________________   Age    ______                     Birth Date   ________________    Age    ______

Place of Birth ________________  |_| Male   |_| Female             Place of Birth ________________   |_| Male   |_| Female

----------------------      -------------------                    ----------------------          -------------------
Social Security Number           Occupation                        Social Security Number                Occupation

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5.  Will this contract replace any existing life insurance policy or annuity contract in this or any other company?
    Yes |_| No |_| If yes, please list company name and policy/contract
                   number(s).
    Company name: ____________________ Policy/Contract Number __________________
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    OWNER(S)  (If other than proposed Insured(s))
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
 6.  Name                                                          Address

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Tax ID/Social Security Number

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If payor is other than owner:                                      Payor  Address

Name:
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     BENEFICIARY All designated beneficiaries will be considered primary beneficiaries, sharing equally, unless otherwise indicated.
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
 7.
           Name           Relationship   Primary  Contingent          Name                   Relationship   Primary Contingent
                          (To Insured)      %        %                                       (To Insured)      %       %
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   PAYMENT ALLOCATION     Allocations must total 100%.     The minimum percentage allocation is [5%] and must be in whole numbers.
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
 8.                                                                If chosen do not complete allocation percentages below.
   ASSET ALLOCATION  MODEL _____________________                   Asset Allocation Models are rebalanced quarterly.

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
8A.                                         8B.
   FIXED ACCOUNT      _____%                     First Year Fixed Account Guaranteed Interest Rate      _______ %
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8C.
   SUB-ACCOUNTS                     Please make no more than [10] selections.
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
[AIM VI Capital Appreciation]         %   [Dreyfus Stock Index]                    %    [Oppenheimer Bond]                        %
                                -----                                        -----                                         ------
[AIM VI International Equity]         %   [Dreyfus Capital Appreciation]           %    [Oppenheimer Growth & Income]             %
                                -----                                        -----                                         ------
                                          [Dreyfus Socially Responsible
[Colonial Small Cap Value]            %   Growth]                                  %
                                -----                                        -----
[Colonial High Yield                                                                    [Stein Roe Balanced]                      %
 Securities]                          %   [MFS VIT Emerging Growth]                %    [Stein Roe Growth Stock]                  %
                                -----                                        -----                                         ------
[Colonial Strategic Income]           %   [MFS VIT Research]                       %    [Stein Roe Money Market]                  %
                                -----                                        -----                                         ------
[Colonial U.S. Stock]                 %   [MFS VIT Utilities]                      %
                                -----                                        -----
[Liberty All-Star Equity]             %   [MFS VIT Growth with Income]             %    [Other]                                   %
                                -----                                        -----                                         ------
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
SPV-9890-APP              [copy  1 to Liberty Life]            [copy 2 to agent]                   [copy 3  to client]
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                                                                 [contract#####]
UNDERWRITING INFORMATION     Please answer Yes or No, circle all that apply and
                             provide details as requested.
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
                                                                                                       INSURED A         INSURED B
                                                                                                  ----------------- ----------------
9.    Has the insured been:                                                                           Yes      No       Yes      No
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A.    Hospitalized or surgically treated within the last 2 years for heart disease?                   |_|      |_|      |_|     |_|
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B.    Treated within the last 5 years for cancer?                                                     |_|      |_|      |_|     |_|
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C.    Diagnosed with or treated by a member of the medical profession for: stroke or other cerebrovascular disease, diabetes treated with insulin, kidney disease
      (not to include bladder or prostate), Alzheimer's disease or other neurological disorder, liver disease, organ transplant, Acquired Immunodeficiency Syndrome
      (AIDS) or AIDS Related Complex (ARC), alcohol or drug abuse?                                    |_|      |_|      |_|     |_|
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D.    Turned down, cancelled or refused renewal of life or health insurance?                          |_|      |_|      |_|     |_|
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                                                                                                       INSURED A         INSURED B
                                                                                                  ----------------- ----------------
10.  Has the insured been:                                                                            Yes      No       Yes      No
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A.   Diagnosed with or treated within the last 10 years for: heart disease or arrhythmia, blood pressure treated with medication, vascular or circulatory disease, fainting spells, emphysema or other chronic lung or respiratory disorder, cancer, diabetes, Crohn's disease, regional enteritis, ulcerative
     colitis, or chronic gastritis?                                                                   |_|      |_|      |_|     |_|
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B. Unable to work or perform regular activities for more than 7 consecutive days
   within the past 6 months because of  sickness or injury?                                           |_|      |_|      |_|     |_|
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C.   Hospitalized for any reason within the last 6 months?                                            |_|      |_|      |_|     |_|
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D.   Charged an extra rate for life or health insurance?                                              |_|      |_|      |_|     |_|
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
CLASS DETERMINATION                                                                                  INSURED A         INSURED B
                                                                                                 ----------------- -----------------
                                                                                                  Standard    |_|   Standard    |_|
                                                                                                  Class A     |_|   Class A     |_|
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11.   Has the Insured used tobacco of any kind within the last 24 months?                         Yes         |_|   Yes         |_|
                                                                                                  No          |_|   No          |_|
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12. Provide full details here for questions 9 and 10 answered "Yes." Please include date of onset, any medications taken, treatment received, names of hospitals and treating physicians.
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Ques.     Name of Proposed              Details/Conditions/               Onset    Recovery        Name & Address of Physicians &
  No.          Insured                     Complications                  Mo/Yr      Mo/Yr                   Hospitals
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

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
SUITABILITY
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                                                          PLEASE READ CAREFULLY                                     Yes        No
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
13. Did you receive the current prospectus for the life contract applied for?                                       |_|        |_|
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14. Do you understand that the contract values including the Death Benefit may
    increase or decrease, depending on the investment performance of the sub-accounts?                              |_|        |_|
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15. Do you understand that the contract may lapse only if the surrender value
    becomes insufficient to cover the Monthly Deductions?                                                           |_|        |_|
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16. Do you understand that the initial payment may be held in the Fixed Account
    until after your Right to Return period expires?                                                                |_|        |_|
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17.  Do you believe that this contract is consistent with your insurance needs and financial objectives?            |_|        |_|
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SPECIAL REQUESTS                                                                                                    Yes        No
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18.   Is Dollar Cost Averaging elected?                                                                             |_|        |_|
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19.   Is Account Rebalancing elected?    (Do not complete if an Asset Allocation Model is used.)                    |_|        |_|
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20.   Please indicate if you refuse Telephone Transfer privileges. |_|
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If you answered Yes to questions 18 and 19, applicable administrative form(s) must be completed and submitted for your elections to be effective.
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THE AMOUNT AND DURATION OF THE DEATH BENEFIT AND OTHER VALUES PROVIDED BY THIS
CONTRACT ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE
FIXED ACCOUNT EARNINGS AND CONTRACT CHARGES. SEPARATE ACCOUNT VALUES ARE
VARIABLE AND MAY INCREASE OR DECREASE. THESE VALUES ARE NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT.

SPV-9890-APP    [copy  1 to Liberty Life]         [copy 2 to agent]      [copy 3  to client]
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SIGNATURES                                                       [contract#####]

AUTHORIZATION TO OBTAIN INFORMATION
I AUTHORIZE any licensed physician, medical practitioner, hospital, clinic, other medical or medically-related facility, insurance or reinsuring company, the Medical Information Bureau, Inc. (MIB), consumer reporting agency, employer or former employer to give Liberty Life Assurance Company of Boston (Liberty), its employees and reinsurers any information about my: physical or mental condition, character, general reputation, habits, finances, insurance history; occupation; and hobbies. I also authorize Liberty to obtain an investigative consumer report on me. This authorization applies to all types of information, including but not limited to information regarding HIV infection, AIDS, mental health and substance abuse.

I AM AWARE that Liberty will use this information to determine if I am eligible for insurance or for benefits under an in force policy/contract. I am aware that Liberty may give this information to: its reinsurers, the MIB; other persons or entities that perform services related to my application or claim; or as may be authorized or required by law.

I AGREE that this form shall be valid for 30 months from the date below. I agree that a copy will be as valid as this original.

I HAVE received the Notice of Information Practices and the notices required by the Federal Fair Credit Reporting Act and MIB.

LIVING BENEFIT DISCLOSURE ACKNOWLEDGEMENT
I acknowledge that Liberty's Accelerated Death Benefit is available under this contract and I have read the disclosure pertaining to Liberty's Living Benefit.

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER (TIN) CERTIFICATION
By signing this application, the named Owner certifies under penalties of perjury that: (1) the TIN shown on Questions 3 and 4 of this application is correct, and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (if you are subject to backup withholding, cross out item 2 above).

INSURING AGREEMENT
I/we declare that all statements and answers given in this application are true and complete to the best of my/our knowledge and belief. I/we also agree that they will form the basis for, and be a part of, any contract of insurance issued by the Company. I/we also agree that: No sales representative has the authority to determine insurability, waive any rights or requirements of the Company, or make or modify any contract of insurance. No information obtained by any such person will bind the Company unless set out in writing in a part of the application.

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

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          Signature of Insured A                                            Signature of Insured B


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         Signature of Joint Owner                                 Signature of Owner if Other than Insured(s)


Dated at --------------- on ------------------                ------------------------------------------------
          City and State       Contract Date                        Signature of Registered Representative
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
AGENT
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
To the best of your knowledge, will the        Bank Name/GA                                   Branch
contract applied for replace any existing
life insurance or annuity in this or any
other company?               Yes |_|    No |_|
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Agent Name                                     FAX Number                                     Agent License Number


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Agent Signature                                Telephone Number                               Split Commissions    Yes |_|    No |_|
                                                                                              _____% to  Name:
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OFFICE USE ONLY
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
[                 ]             [               ]           [                 ]          [                  ]
[                 ]             [               ]           [                 ]          [                  ]
[                 ]             [               ]           [                 ]          [                  ]
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SPV-9890-APP     [copy  1 to Liberty Life]    [copy 2 to agent]   [copy 3  to client]
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